SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ______________


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ______________


         Date of Report (Date of earliest event reported): July 27, 2006

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

        New York                      3812                   11-0707740
    (State or Other            (Primary Standard          (I.R.S. Employer
    Jurisdiction of                Industrial            Identification No.)
    Incorporation or             Classification
      Organization)               Code Number)

                                 ______________

                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 ______________


                                 Not applicable
          (Former name or former address, if changed since last report)

                                 ______________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 27, 2006, EDO Corporation issued an earnings release announcing its financial results for the quarter ended June 24, 2006. On the same day, EDO Corporation also announced definitive agreements to acquire CAS, Inc, and Impact Science & Technology, Inc. Copies of these press releases are attached hereto as
Exhibit 99.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 27, 2006


                                     EDO CORPORATION



                                     By:   /s/ Frederic B. Bassett
                                     -------------------------------------------
                                        Name:  Frederic B. Bassett
                                        Title: Vice President-Finance, Treasurer
                                               and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit
---------------------  ---------------------------------------------------------
99a                    Earnings Press Release of EDO Corporation dated July 27,
                       2006
99b                    Press Release regarding Agreement to Acquire CAS, Inc.
99c                    Press Release regarding Agreement to Acquire Impact
                       Science & Technology
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